Exhibit 99.1

EARNINGS RELEASE

CONTACT

Rob Anderson

Chief Financial Officer and Chief Administrative Officer

(615) 732-6470

CAPSTAR FINANCIAL HOLDINGS, INC. ANNOUNCES SECOND QUARTER 2018 RESULTS

NASHVILLE, TN, July 26, 2018/GlobeNewswire/ -- CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ:CSTR) reported net income of $3.5 million, or $0.27 per share on a fully diluted basis, for the three months ended June 30, 2018, compared to a net loss of $3.3 million, or ($0.26) per share on a fully diluted basis, for the three months ended June 30, 2017.  Net income for the six months ending June 30, 2018 was $6.7 million, or $0.52 per share on a fully diluted basis, compared to a net loss of $3.0 million, or ($0.24) per share on a fully diluted basis, for the six months ended June 30, 2017.

“Our associates followed up on our strong first quarter with a number of accomplishments during the second quarter that continue to demonstrate our focus on delivering sound, profitable growth for our shareholders,” said Claire W. Tucker, CapStar’s president and chief executive officer.  “Excluding merger-related charges, operating net income(1) was $3.8 million, or $0.29 per share on a fully diluted basis, for the three months ended June 30, 2018.”

Soundness

•	The allowance for loan losses represented 1.41% of total loans at June 30, 2018 compared to 1.25% at June 30, 2017.

•	Non-performing assets as a percentage of total loans and other real estate owned was 0.52% at June 30, 2018 compared to 0.32% at June 30, 2017.

•	Annualized net charge-offs (recoveries) to average loans was 0.01% for the three months ended June 30, 2018 compared to 4.38% for the same period in 2017.

•	The total risk based capital ratio was 12.45% at June 30, 2018 compared to 11.51% at June 30, 2017.

Profitability

Operating measures exclude merger-related expenses unrelated to CapStar’s normal operations. CapStar believes these measures are useful to investors as they exclude certain costs resulting from acquisition activity and allow investors to more clearly see the economic results of the organization's operations.

•	Operating return on average assets ("ROAA") for the three months ended June 30, 2018 was 1.08% compared to -0.96% for the same period in 2017.

•	Operating return on average tangible equity ("ROATE") for the three months ended June 30, 2018 was 10.4% compared to -9.8% for the same period in 2017.

(1) For a reconciliation of the non-GAAP operating measures that exclude merger-related costs unrelated to CapStar’s normal operations, see the non-GAAP financial measures section of this document.

•	The net interest margin (“NIM”) for the three months ended June 30, 2018 was 3.46% compared to 3.20% for the same period in 2017.

•	Operating efficiency ratio for the three months ended June 30, 2018 was 67.4% compared to 62.1% for the same period in 2017.

“Excluding merger-related expenses, our operating results were in line with our expectations.  Delivering a 1.08% Operating ROAA in the second quarter is a step in the right direction towards improving our profitability profile,” said Rob Anderson, chief financial officer and chief administrative officer of CapStar.

Growth

•	Average gross loans for the quarter ended June 30, 2018 increased 1.3%, to $1.04 billion, compared to $1.03 billion for the same period in 2017.

•	Average demand deposits for the quarter ended June 30, 2018 increased 3.6%, to $237.3 million, compared to $229.1 million for the same period in 2017.

•	Average total assets for the quarter ended June 30, 2018 increased 0.2%, to $1.40 billion, compared to $1.39 billion for the same period in 2017.

Merger Update

In addition, as announced on June 11, 2018, CapStar entered into a definitive merger agreement (the “Merger Agreement”) with Athens Bancshares Corporation (“Athens”). The Merger Agreement provides that Athens will merge with and into CapStar (the “Merger”), with CapStar as the surviving entity in the Merger and that, after the Merger, Athens’ wholly owned bank subsidiary, Athens Federal Community Bank, National Association, will merge with and into CapStar’s wholly owned bank subsidiary, CapStar Bank (the “Bank Merger,” together with the Merger, the “Mergers”), with CapStar Bank as the surviving entity in the Bank Merger.

The Merger Agreement was unanimously approved by the board of directors of each of CapStar and Athens. In the Merger, Athens shareholders will receive 2.864 shares of CapStar common stock for each share of Athens common stock. The all-stock transaction is valued at approximately $113.5 million based on the closing price of CapStar common stock on June 11, 2018.

Athens operates 10 locations in Southeast Tennessee. As of June 30, 2018, Athens had approximately $474 million in total assets, which included approximately $338 million in total loans, and approximately $412 million in total deposits.

CapStar expects to complete the Mergers in the fourth quarter of 2018. However, CapStar can provide no assurances of when or if the Mergers will be completed. CapStar must first obtain the approval of CapStar shareholders and Athens shareholders for the Mergers, as well as obtain necessary regulatory approvals and satisfy certain other closing conditions.

“We believe the second quarter financial results reported by Athens earlier this week support our confidence in the merits of this combination and the value creation potential for all of our shareholders,” said Claire W. Tucker, CapStar’s president and chief executive officer.

Conference Call and Webcast Information

CapStar will host a conference call and webcast at 9:00 a.m. Central Time on Friday, July 27, 2018.  During the call, management will review the second quarter results and operational highlights.  Interested parties may listen to the call by dialing (844) 412-1002.  The conference ID number is 7191747.  A simultaneous webcast may be accessed on CapStar’s website at ir.capstarbank.com by clicking on “News & Events”.  An archived version of the webcast will be available in the same location shortly after the live call has ended.

About CapStar Financial Holdings, Inc.

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee, and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank.  CapStar Bank is a commercial bank that seeks to establish and maintain comprehensive relationships with its clients by delivering customized and creative banking solutions and superior client service.  As of June 30, 2018, on a consolidated basis, CapStar had total assets of $1.4 billion, gross loans of $1.0 billion, total deposits of $1.1 billion, and shareholders’ equity of $153.1 million.  Visit www.capstarbank.com for more information.

Important Additional Information about the Mergers and Where to Find It

In connection with the Mergers, CapStar has filed with the SEC a registration statement on Form S-4 (File Number 333-226112) that includes a joint proxy statement of CapStar and Athens and a prospectus of CapStar, as well as other relevant documents concerning the proposed Mergers. This earnings release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF CAPSTAR AND ATHENS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGERS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS. When filed, this earnings release and other documents relating to the Mergers filed by CapStar with the SEC can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing CapStar’s website at https://ir.capstarbank.com/ under the tab “Financials & Filings.” Alternatively, these documents, when available, can be obtained free of charge from CapStar upon written request to CapStar Financials Holding, Inc., 1201 Demonbreun Street, Suite 700, Nashville, Tennessee 37203, Attention: Investor Relations or by calling (615) 732-6455.

Participants in the Solicitation

CapStar, Athens and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Mergers. Information regarding CapStar’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 19, 2018, and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Athens is set forth in the joint proxy statement/prospectus when it is filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

Certain statements in this earnings release are forward-looking statements that reflect CapStar’s current views with respect to, among other things, future events, including, without limitation, the terms, timing and closing of the proposed Mergers and CapStar’s financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire,” “achieve,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “roadmap,” “goal,” “guidance”, “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about CapStar’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond CapStar’s control. The inclusion of these forward-looking statements should not be regarded as a representation by CapStar or any other person that such expectations, estimates and projections will be achieved. Accordingly, CapStar cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although CapStar believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause CapStar’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, any factors identified in this earnings release as well as those factors that are detailed from time to time in CapStar’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the

Company’s Annual Report on Form 10-K for the year ended December 31, 2017 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  If one or more events related to these or other risks or uncertainties materialize, or if CapStar’s underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this earnings release, and CapStar does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for CapStar to predict their occurrence or how they will affect CapStar.

Non-GAAP Disclaimer

This earnings release includes the following financial measures that were prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measure”): operating net income, operating diluted net income per share, operating return on average assets, operating return on average tangible equity, tangible book value per share and operating efficiency ratio. These non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to CapStar’s financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting CapStar’s business, and (iii) allow investors to evaluate CapStar’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CapStar acknowledges that these non-GAAP financial measures have a number of limitations.  As such, you should not view these non-GAAP financial measures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use.  See below for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Income (unaudited) (dollars in thousands, except share data)

Second Quarter 2018 Earnings Release

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Interest income:
Loans, including fees	$13,796	$11,373	$26,030	$21,840
Securities:
Taxable	939	983	1,815	1,987
Tax-exempt	261	317	546	642
Federal funds sold	19	16	39	18
Restricted equity securities	128	86	257	163
Interest-bearing deposits in financial institutions	211	115	411	219
Total interest income	15,354	12,890	29,098	24,869
Interest expense:
Interest-bearing deposits	892	586	1,646	1,204
Savings and money market accounts	1,413	773	2,418	1,587
Time deposits	834	574	1,483	1,046
Federal funds purchased	1	7	1	11
Federal Home Loan Bank advances	627	379	1,117	519
Total interest expense	3,767	2,319	6,665	4,367
Net interest income	11,587	10,571	22,433	20,502
Provision for loan losses	169	9,690	846	13,094
Net interest income after provision for loan losses	11,418	881	21,587	7,408
Noninterest income:
Treasury management and other deposit service charges	427	342	829	670
Loan commitment fees	185	187	572	423
Net gain on sale of securities	3	40	3	34
Tri-Net fees	325	297	853	382
Mortgage banking income	1,383	1,370	2,695	2,587
Other noninterest income	442	430	902	703
Total noninterest income	2,765	2,666	5,854	4,799
Noninterest expense:
Salaries and employee benefits	6,340	4,784	12,598	9,870
Data processing and software	810	711	1,608	1,331
Professional fees	344	350	819	714
Occupancy	535	539	1,056	987
Equipment	602	544	1,141	1,040
Regulatory fees	233	301	436	608
Merger related expenses	335	—	335	—
Other operating	806	988	1,593	2,042
Total noninterest expense	10,005	8,217	19,586	16,592
Income (loss) before income taxes	4,178	(4,670)	7,855	(4,385)
Income tax (benefit) expense	665	(1,328)	1,148	(1,375)
Net income (loss)	$3,513	$(3,342)	$6,707	$(3,010)
Per share information:
Basic net income (loss) per share of common stock	$0.30	$(0.30)	$0.57	$(0.27)
Diluted net income (loss) per share of common stock	$0.27	$(0.26)	$0.52	$(0.24)
Weighted average shares outstanding:
Basic	11,845,822	11,226,216	11,755,535	11,218,624
Diluted	13,067,223	12,740,104	13,021,744	12,761,989

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Second Quarter 2018 Earnings Release

	Five Quarter Comparison
	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17
Income Statement Data:
Net interest income	$11,587	$10,846	$10,518	$10,843	$10,571
Provision for loan losses	169	678	(30)	(195)	9,690
Net interest income after provision for loan losses	11,418	10,168	10,548	11,038	881
Treasury management and other deposit service charges	427	402	419	427	342
Loan commitment fees	185	387	124	224	188
Net gain (loss) on sale of securities	3	—	(108)	9	40
Tri-Net fees	325	528	254	367	297
Mortgage banking income	1,383	1,313	1,621	2,030	1,370
Other noninterest income	442	458	426	315	429
Total noninterest income	2,765	3,088	2,736	3,372	2,666
Salaries and employee benefits	6,340	6,257	5,411	5,119	4,784
Data processing and software	810	798	746	709	711
Professional fees	344	474	473	336	350
Occupancy	535	521	507	531	539
Equipment	602	539	467	564	544
Regulatory fees	233	203	234	270	301
Merger related expenses	335	—	—	—	—
Other operating	806	788	861	945	988
Total noninterest expense	10,005	9,580	8,699	8,474	8,217
Net income (loss) before income tax expense	4,178	3,676	4,585	5,936	(4,670)
Income tax (benefit) expense	665	483	4,494	1,516	(1,328)
Net income (loss)	$3,513	$3,193	$91	$4,420	$(3,342)
Weighted average shares - basic	11,845,822	11,664,467	11,403,689	11,279,364	11,226,216
Weighted average shares - diluted	13,067,223	12,975,981	12,938,288	12,750,423	12,740,104
Net income (loss) per share, basic	$0.30	$0.27	$0.01	$0.39	$(0.30)
Net income (loss) per share, diluted	0.27	0.25	0.01	0.35	(0.26)
Balance Sheet Data (at period end):
Cash and cash equivalents	$58,222	$51,125	$82,797	$69,789	$48,093
Securities available-for-sale	183,364	189,580	192,621	146,600	155,663
Securities held-to-maturity	3,746	3,752	3,759	45,635	46,458
Loans held for sale	65,320	62,286	74,093	53,225	73,573
Total loans	1,046,525	1,031,821	947,537	974,530	996,617
Allowance for loan losses	(14,705)	(14,563)	(13,721)	(14,122)	(12,454)
Total assets	1,401,181	1,382,745	1,344,429	1,338,559	1,371,626
Non-interest-bearing deposits	223,579	258,161	301,742	250,007	231,169
Interest-bearing deposits	921,435	869,393	818,124	841,488	889,816
Federal Home Loan Bank advances	95,000	100,000	70,000	95,000	105,000
Total liabilities	1,248,035	1,234,052	1,197,483	1,194,355	1,233,596
Shareholders' equity	$153,146	$148,693	$146,946	$144,204	$138,031
Total shares of common stock outstanding	11,931,131	11,773,358	11,582,026	11,346,498	11,235,255
Total shares of preferred stock outstanding	878,049	878,049	878,049	878,049	878,049
Book value per share of common stock	$12.08	$11.87	$11.91	$11.92	$11.48
Tangible book value per share of common stock*	11.56	11.34	11.37	11.36	10.93
Market value per share of common stock	$18.53	$18.83	$20.77	$19.58	$17.74
Capital ratios:
Total risk based capital	12.45%	12.22%	12.52%	12.41%	11.51%
Tier 1 risk based capital	11.33%	11.11%	11.41%	11.28%	10.54%
Common equity tier 1 capital	10.66%	10.43%	10.70%	10.58%	9.86%
Leverage	10.87%	10.91%	10.77%	10.36%	9.77%

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*This metric is a non-GAAP financial measure.  See below for reconciliation to the most directly comparable GAAP financial measure.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Second Quarter 2018 Earnings Release

	Five Quarter Comparison
	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17
Average Balance Sheet Data:
Cash and cash equivalents	$63,064	$60,965	$64,850	$59,352	$62,002
Investment securities	197,933	203,274	202,818	207,926	227,431
Loans held for sale	58,297	68,084	66,311	67,886	34,690
Loans	1,041,835	983,496	956,441	991,238	1,028,968
Assets	1,396,359	1,351,129	1,329,621	1,367,993	1,393,331
Interest bearing deposits	901,076	840,871	827,732	857,344	882,721
Deposits	1,138,400	1,111,182	1,081,380	1,094,500	1,111,833
Federal Home Loan Bank advances	99,121	84,533	92,554	123,315	128,901
Liabilities	1,244,824	1,202,854	1,181,954	1,226,438	1,250,544
Shareholders' equity	151,535	148,276	147,667	141,556	142,787
Performance Ratios:
Annualized return on average assets	1.01%	0.96%	0.03%	1.28%	-0.96%
Annualized return on average equity	9.30%	8.74%	0.25%	12.38%	-9.39%
Net interest margin (1)	3.46%	3.39%	3.31%	3.31%	3.20%
Annualized Non-interest income to average assets	0.79%	0.93%	0.82%	0.98%	0.77%
Efficiency ratio	69.7%	68.8%	65.6%	59.6%	62.1%
Loans by Type (at period end):
Commercial and industrial	$386,065	$408,353	$373,248	$394,600	$406,636
Commercial real estate - owner occupied	121,475	131,741	101,132	103,183	97,634
Commercial real estate - non-owner occupied	286,769	258,016	249,489	263,594	288,124
Construction and development	96,580	91,953	82,586	79,951	62,152
Consumer real estate	109,915	104,224	102,581	100,811	99,750
Consumer	9,671	9,524	6,862	6,289	4,096
Other	36,428	28,750	31,984	26,461	38,784
Asset Quality Data:
Allowance for loan losses to total loans	1.41%	1.41%	1.45%	1.45%	1.25%
Allowance for loan losses to non-performing loans	271%	1096%	509%	446%	386%
Nonaccrual loans	$5,419	$1,329	$2,695	$3,165	$3,229
Troubled debt restructurings	1,173	1,190	1,206	1,222	1,239
Loans - over 89 days past due and accruing	216	-	231	27	15
Total non-performing loans	5,419	1,329	2,695	3,165	3,229
OREO and repossessed assets	-	-	-	-	-
Total non-performing assets	5,419	1,329	2,695	3,165	3,229
Non-performing loans to total loans	0.52%	0.13%	0.28%	0.32%	0.32%
Non-performing assets to total assets	0.39%	0.10%	0.20%	0.24%	0.24%
Non-performing assets to total loans and OREO	0.52%	0.13%	0.28%	0.32%	0.32%
Annualized net charge-offs (recoveries) to average loans	0.01%	-0.07%	0.15%	-0.75%	4.38%
Net charge-offs (recoveries)	$27	$(165)	$372	$(1,863)	$11,233
Interest Rates and Yields:
Loans	5.04%	4.74%	4.54%	4.55%	4.29%
Securities (1)	2.82%	2.69%	2.84%	2.72%	2.74%
Total interest-earning assets (1)	4.58%	4.29%	4.11%	4.12%	3.90%
Deposits	1.11%	0.88%	0.78%	0.77%	0.70%
Borrowings and repurchase agreements	2.53%	2.35%	2.04%	1.81%	1.18%
Total interest-bearing liabilities	1.51%	1.27%	1.12%	1.08%	0.92%
Other Information:
Full-time equivalent employees	183	182	175	168	169

_____________________

This information is preliminary and based on company data available at the time of the presentation.

(1)  Net Interest Margin, Securities yields, and Total interest-earning asset yields are calculated on a tax-equivalent basis

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

Second Quarter 2018 Earnings Release

	For the Three Months Ended June 30,
	2018			2017
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$1,041,835	$13,090	5.04%	$1,028,968	$11,011	4.29%
Loans held for sale	58,297	706	4.86%	34,690	362	4.18%
Securities:
Taxable investment securities (2)	155,552	1,067	2.74%	174,075	1,069	2.46%
Investment securities exempt from federal income tax (3)	42,381	261	3.12%	53,356	317	3.66%
Total securities	197,933	1,328	2.82%	227,431	1,386	2.74%
Cash balances in other banks	50,335	211	1.68%	49,735	115	0.93%
Funds sold	2,898	19	2.57%	3,637	16	1.78%
Total interest-earning assets	1,351,298	15,354	4.58%	1,344,461	12,890	3.90%
Noninterest-earning assets	45,061			48,870
Total assets	$1,396,359			$1,393,331
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$279,705	892	1.28%	$302,532	586	0.78%
Savings and money market deposits	428,330	1,413	1.32%	379,800	773	0.82%
Time deposits	193,041	834	1.73%	200,389	574	1.15%
Total interest-bearing deposits	901,076	3,139	1.40%	882,721	1,933	0.88%
Borrowings and repurchase agreements	99,286	628	2.53%	130,824	386	1.18%
Total interest-bearing liabilities	1,000,362	3,767	1.51%	1,013,545	2,319	0.92%
Noninterest-bearing deposits	237,324			229,111
Total funding sources	1,237,686			1,242,656
Noninterest-bearing liabilities	7,138			7,888
Shareholders’ equity	151,535			142,787
Total liabilities and shareholders’ equity	$1,396,359			$1,393,331
Net interest spread (4)			3.07%			2.98%
Net interest income/margin (5)		$11,587	3.46%		$10,571	3.20%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Yields on tax exempt securities, total securities, and total interest-earning assets are shown on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is annualized net interest income calculated on a tax equivalent basis divided by total average interest-earning assets for the period.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

Second Quarter 2018 Earnings Release

	For the Six Months Ended June 30,
	2018			2017
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$1,012,827	$24,574	4.89%	$1,001,810	$21,205	4.27%
Loans held for sale	63,163	1,456	4.65%	31,542	635	4.06%
Securities:
Taxable investment securities (2)	155,918	2,072	2.66%	177,840	2,150	2.42%
Investment securities exempt from federal income tax (3)	44,671	546	3.09%	54,391	642	3.63%
Total securities	200,589	2,618	2.75%	232,231	2,792	2.70%
Cash balances in other banks	49,465	411	1.68%	48,893	219	0.91%
Funds sold	3,216	39	2.41%	2,689	18	1.39%
Total interest-earning assets	1,329,260	29,098	4.44%	1,317,165	24,869	3.86%
Noninterest-earning assets	44,610			49,766
Total assets	$1,373,870			$1,366,931
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$283,002	1,646	1.17%	$316,502	1,204	0.77%
Savings and money market deposits	404,064	2,418	1.21%	406,937	1,587	0.79%
Time deposits	184,074	1,483	1.62%	184,446	1,046	1.14%
Total interest-bearing deposits	871,140	5,547	1.28%	907,885	3,837	0.85%
Borrowings and repurchase agreements	92,006	1,118	2.45%	88,206	530	1.21%
Total interest-bearing liabilities	963,146	6,665	1.40%	996,091	4,367	0.88%
Noninterest-bearing deposits	253,727			219,762
Total funding sources	1,216,873			1,215,853
Noninterest-bearing liabilities	7,083			8,905
Shareholders’ equity	149,914			142,173
Total liabilities and shareholders’ equity	$1,373,870			$1,366,931
Net interest spread (4)			3.04%			2.98%
Net interest income/margin (5)		$22,433	3.43%		$20,502	3.19%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Yields on tax exempt securities, total securities, and total interest-earning assets are shown on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is annualized net interest income calculated on a tax equivalent basis divided by total average interest-earning assets for the period.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

Second Quarter 2018 Earnings Release

	Three Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 31, 2017	June 30, 2017
Operating net income (loss):
Net income (loss)	$3,513	$3,193	$91	$4,420	$(3,342)
Add: merger related expenses	335	—	—	—	—
Less: income tax impact of merger related expenses	(88)	—	—	—	—
Operating net income (loss)	$3,760	$3,193	$91	$4,420	$(3,342)

Operating diluted net income (loss) per share of common stock:
Operating net income (loss)	$3,760	$3,193	$91	$4,420	$(3,342)
Weighted average shares - diluted	13,067,223	12,975,981	12,938,288	12,750,423	12,740,104
Operating diluted net income (loss) per share of common stock	$0.29	$0.25	$0.01	$0.35	$(0.26)

Operating annualized return on average assets:
Operating net income (loss)	$3,760	$3,193	$91	$4,420	$(3,342)
Average assets	$1,396,359	$1,351,129	$1,329,621	$1,367,993	$1,393,331
Operating annualized return on average assets	1.08%	0.96%	0.03%	1.28%	-0.96%

Operating annualized return on average tangible equity:
Average total shareholders' equity	$151,535	$148,276	$147,667	$141,556	$142,787
Less: average intangible assets	(6,228)	(6,238)	(6,248)	(6,258)	(6,271)
Average tangible equity	145,307	142,038	141,419	135,298	136,516
Operating net income (loss)	$3,760	$3,193	$91	$4,420	$(3,342)
Operating annualized return on average tangible equity	10.38%	9.12%	0.26%	12.96%	-9.82%

Operating efficiency ratio:
Total noninterest expense	$10,005	$9,580	$8,699	$8,474	$8,217
Less: merger related expenses	(335)	—	—	—	—
Total operating noninterest expense	9,670	9,580	8,699	8,474	8,217
Net interest income	11,587	10,846	10,518	10,843	10,571
Total noninterest income	2,765	3,088	2,736	3,372	2,666
Total revenues	$14,352	$13,934	$13,254	$14,215	$13,237
Operating efficiency ratio:	67.38%	68.75%	65.63%	59.61%	62.08%

	June 30, 2018	March 31, 2018	December 31, 2017	September 31, 2017	June 30, 2017
Tangible Equity:
Total shareholders' equity	$153,146	$148,693	$146,946	$144,204	$138,031
Less: intangible assets	(6,228)	(6,238)	(6,248)	(6,258)	(6,271)
Tangible equity	$146,918	$142,455	$140,698	$137,946	$131,760

Tangible Common Equity:
Tangible equity	$146,918	$142,455	$140,698	$137,946	$131,760
Less: preferred equity	(9,000)	(9,000)	(9,000)	(9,000)	(9,000)
Tangible common equity	$137,918	$133,455	$131,698	$128,946	$122,760

Tangible Book Value per Share of Common Stock:
Tangible common equity	$137,918	$133,455	$131,698	$128,946	$122,760
Total shares of common stock outstanding	11,931,131	11,773,358	11,582,026	11,346,498	11,235,255
Tangible book value per share of common stock	$11.56	$11.34	$11.37	$11.36	$10.93

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

Second Quarter 2018 Earnings Release

	Six Months Ended
	June 30, 2018	June 30, 2017
Operating net income (loss):
Net income (loss)	$6,707	$(3,010)
Add: merger related expenses	335	—
Less: income tax impact of merger related expenses	(88)	—
Operating net income (loss)	$6,954	$(3,010)

Operating diluted net income (loss) per share of common stock:
Operating net income (loss)	$6,954	$(3,010)
Weighted average shares - diluted	13,021,744	12,761,989
Operating diluted net income (loss) per share of common stock	$0.53	$(0.24)

Operating annualized return on average assets:
Operating net income (loss)	$6,954	$(3,010)
Average assets	$1,373,869	$1,366,931
Operating annualized return on average assets	1.02%	-0.44%

Operating annualized return on average tangible equity:
Average total shareholders' equity	$149,914	$142,173
Less: average intangible assets	(6,233)	(6,278)
Average tangible equity	143,681	135,895
Operating net income (loss)	$6,954	$(3,010)
Operating annualized return on average tangible equity	9.76%	-4.47%

Operating efficiency ratio:
Total noninterest expense	$19,586	$16,592
Less: merger related expenses	(335)	—
Total operating noninterest expense	19,251	16,592
Net interest income	22,433	20,502
Total noninterest income	5,854	4,799
Total revenues	$28,287	$25,301
Operating efficiency ratio:	68.06%	65.58%